UNITED STATES

               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549



                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  August 28, 2003


                      SDC International, Inc.
        (Exact Name of Registrant as Specified in Charter)


       Delaware                0-27520                 75-2583767
------------------------------------------------------------------------
   (State or Other         (Commission File         (IRS Employer
     Jurisdiction               Number)           Identification No.)
   of Incorporation)


      231 Bradley Place
     Palm Beach, Florida                                 33480
------------------------------------------------------------------------
  (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:   (561) 882-9300
                                                   ---------------------


                           Not applicable
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

          (a) On August 28, 2003, SDC Prague, S.R.O. ("SDC Prague"), a subsidiary of the registrant, sold its 51% interest in TATRA a.s., representing all of the shares of TATRA that were owned by SDC Prague, to GP Omikron, S.R.O., a subsidiary of Terex Corporation (NYSE: TEX) ("Terex"), for consideration consisting of a combination of shares of Terex common stock and cash. In connection with this transaction, Terex will cancel all promissory notes of the registrant to Terex issued under a loan agreement between Terex and the registrant in the approximate amount of $8.5 million. Terex has agreed to register for public sale the Terex shares received in this transaction. Upon the sale of these shares by SDC Prague, the registrant intends to evaluate its financial position and prospects, and will consider a number of alternatives after satisfaction of its outstanding liabilities including, without limitation, acquiring or merging with another business or terminating its business and distributing any remaining available funds or assets to its shareholders. There can be no assurance as to the amount of cash, if any, that will be available for distribution to shareholders, as such amount will depend on a number of factors that cannot be ascertained at this time including, without limitation, the amount of proceeds that SDC Prague is able to obtain upon the disposition of Terex shares. The registrant's board of directors sought and evaluated a number of strategic alternatives over the past several months, and the registrant's management met with numerous investment banks, private equity firms and other third parties before concluding that the transaction with Terex was the best commercial alternative for the registrant under the current circumstances. The board of directors of the registrant was advised by Capitalink LC, an investment banking firm, in connection with its evaluation of this transaction.

Safe Harbor Statement

The above contains forward-looking information based on SDC's current expectations. Because forward-looking statements involve risks and uncertainties, actual future results of SDC may differ materially from any forward-looking statement due to those and other risks, uncertainties and other significant factors. The forward-looking statements herein speak only as of the date of this Form 8-K. SDC expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this release to reflect any changes in SDC's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.
         -----------------------------------------------------

(c)      Exhibits.

10.1 Stock Purchase Agreement, dated as of August 28, 2003, by and among SDC Prague S.R.O., Terex and GP Omikron
         S.R.O.

99.1     Press release of the registrant dated September 3, 2003.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              SDC INTERNATIONAL, INC.



                              By:     /s/  Ronald A. Adams
                                 -------------------------------
                                   Ronald A. Adams
                                   Chief Executive Officer

Date: September 3, 2003


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